UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 25, 2024

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 200	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers.

On January 25, 2024 (the “Effective Date”), Nuvve Holding Corp. (the “Company”) entered into amended and restated employment agreements with Gregory Poilasne, the Company’s Chief Executive Officer (the “Poilasne Agreement”), Ted Smith, the Company’s President and Chief Financial Officer (the “Smith Agreement”) and David Robson, the Company’s Chief Financial Officer (the “Robson Agreement”). The Agreements were approved by the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors and supersede any prior employment agreements or amendments with the Company.

The Poilasne Agreement

The term of the Poilasne Agreement commences on the Effective Date and ends on March 18, 2025. Pursuant to the Poilasne Agreement, Mr. Poilasne (i) will receive an initial annual base salary of $525,000 per year until March 19, 2024, upon which his base salary will be reduced to a rate of $420,000, which may be increased by the Compensation Committee from time to time, (ii) is eligible to receive an annual bonus based on key performance indicators established by the Compensation Committee with a target equal to 100% of his base salary, (iii) is eligible to receive a one-time bonus based on achievement of certain Company performance goals during fiscal year 2024, as established by the Compensation Committee, and (iv) is eligible to receive a bonus of up to $100,000 per year at the discretion of the Compensation Committee. The Company will also be obligated to reimburse Mr. Poilasne for the costs of his automobile lease (up to a maximum of $20,000 for the down payment and $1,500 per month) and his mobile phone. Mr. Poilasne is also eligible to receive equity award grants as may be awarded in the discretion of the Compensation Committee.

The Poilasne Agreement further provides that upon the termination of Mr. Poilasne by the Company without “cause” or by Mr. Poilasne for “good reason” (each as defined the Poilasne Agreement), he will be entitled to continue to receive his then current base salary for the ensuing 12 months at the rate then in effect in accordance with the Company’s standard payroll procedures and will continue to receive health insurance benefits during such period.

The Smith Agreement

The term of the Smith Agreement commences on the Effective Date and ends on March 18, 2025. Pursuant to the Smith Agreement, Mr. Smith (i) will receive an initial annual base salary of $446,250 per year until March 19, 2024, upon which his base salary will be reduced to a rate of $357,000, which may be increased by the Compensation Committee from time to time, (ii) is eligible to receive an annual bonus based on key performance indicators established by the Compensation Committee with a target equal to 100% of his base salary, (iii) is eligible to receive a one-time bonus based on achievement of certain Company performance goals during fiscal year 2024, as established by the Compensation Committee, and (iv) is eligible to receive a bonus of up to $75,000 per year at the discretion of the Compensation Committee. The Company will also be obligated to reimburse Mr. Smith for the costs of his automobile lease (up to a maximum of $20,000 for the down payment and $1,200 per month) and his mobile phone. Mr. Smith is also eligible to receive equity award grants as may be awarded in the discretion of the Compensation Committee.

The Smith Agreement further provides that upon the termination of Mr. Smith by the Company without “cause” or by Mr. Smith for “good reason” (each as defined the Smith Agreement), he will be entitled to continue to receive his then current base salary for the ensuing 12 months at the rate then in effect in accordance with the Company’s standard payroll procedures and will continue to receive health insurance benefits during such period.

The Robson Agreement

The term of the Robson Agreement commences on the Effective Date and ends on March 18, 2025. Pursuant to the Robson Agreement, Mr. Robson (i) will receive an initial annual base salary of $420,000 per year until March 19, 2024, upon which his base salary will be reduced to a rate of $336,000, which may be increased by the Compensation Committee from time to time, and (ii) is eligible to receive an annual bonus based on key performance indicators established by the Compensation Committee with a target equal to 100% of his base salary. The Company will also be obligated to reimburse Mr. Robson for the costs of his mobile phone. Mr. Robson is also eligible to receive equity award grants as may be awarded in the discretion of the Compensation Committee.

The Robson Agreement further provides that upon the termination of Mr. Robson by the Company without “cause” or by Mr. Robson for “good reason” (each as defined the Robson Agreement), he will be entitled to continue to receive his then current base salary for the ensuing 12 months at the rate then in effect in accordance with the Company’s standard payroll procedures and will continue to receive health insurance benefits during such period.

The foregoing summary of the terms of the Poilasne Agreement, the Smith Agreement and the Robson Agreement is subject to, and qualified in its entirety by reference to the full text of each of the Poilasne Agreement, the Smith Agreement and the Robson Agreement, copies of which are filed hereto as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated January 25, 2024, by and between the Company and Gregory Poilasne
10.2	Amended and Restated Employment Agreement, dated January 25, 2024, by and between the Company and Ted Smith
10.3	Amended and Restated Employment Agreement, dated January 25, 2024, by and between the Company and David Robson
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2024

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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